UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2012

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

October 31, 2012

Annual

Repor t

ClearBridge

Tactical

Dividend

Income Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	ClearBridge Tactical Dividend Income Fund

Fund objective

The Fund’s primary objective is to generate high current income, with capital appreciation as a secondary objective.

Fund and subadviser name changes

Prior to January 1, 2013, the Fund was known as Legg Mason ClearBridge Tactical Dividend Income Fund. On December 5, 2012, the name of the Fund’s subadviser changed from ClearBridge Advisors, LLC to ClearBridge Investments, LLC. There was no change in the Fund’s investment objective or strategy as a result of these name changes.

Prior to January 17, 2012, the Fund was known as Legg Mason ClearBridge Diversified Large Cap Growth Fund.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge Tactical Dividend Income Fund for the twelve-month reporting period ended October 31, 2012. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

November 30, 2012

ClearBridge Tactical Dividend Income Fund	III

Investment commentary

Economic review

The U.S. economy continued to grow over the twelve months ended October 31, 2012, albeit at an uneven pace. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 4.1% in the fourth quarter of 2011. Economic growth in the U.S. then decelerated, as first quarter 2012 GDP growth was 2.0%. This was primarily due to less robust private inventory and non-residential fixed investments. The economy slowed further in the second quarter, as GDP growth was a tepid 1.3%. According to the Commerce Department’s second estimate, GDP growth then moved to 2.7% in the third quarter. The increase was partially due to increased private inventory and investment, higher federal government spending and a deceleration in imports.

The U.S. job market remained weak. While there was some improvement during the reporting period, unemployment remained elevated. When the reporting period began, unemployment, as reported by the U.S. Department of Labor, was 8.9%. Unemployment then generally declined and was 8.1% in April 2012, the lowest rate since January 2009, but still high by historical standards. The unemployment rate then moved higher, reaching 8.3% in July, before falling to 7.8% in September and ending the reporting period at 7.9% in October. However, the recent moderation in unemployment was partially due to people leaving the workforce and an increase in part-time workers.

Meanwhile, the housing market brightened, as sales have started to improve of late and home prices continued to rebound. According to the National Association of Realtors (“NAR”), existing-home sales rose 2.1% on a seasonally adjusted basis in October 2012 versus the previous month and they were 10.9% higher than in October 2011. In addition, the NAR reported that the median existing-home price for all housing types was $178,600 in October 2012, up 11.1% from October 2011. This marked the eighth consecutive month that home prices rose compared to the same period a year earlier. Furthermore, the inventory of homes available for sale fell 1.4% in October, which represents a 5.4 month supply at the current sales pace. This represents the lowest inventory since February 2006.

The manufacturing sector overcame a soft patch that occurred in the summer of 2012 and improved toward the end of the reporting period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, after expanding 34 consecutive months, the PMI fell to 49.7 in June 2012, which represented the first contraction in the manufacturing sector since July 2009 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Manufacturing continued to contract in July and August before ticking up to 51.5 in September and 51.7 in October.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In September 2011, prior to the beginning of the reporting period, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). In January 2012, the Fed extended the period it expects to keep rates on hold, saying “economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate at least through late 2014.” In June, the Fed announced that it would

IV	ClearBridge Tactical Dividend Income Fund

Investment commentary (cont’d)

extend Operation Twist until the end of 2012. Finally, in September the Fed announced a third round of quantitative easing, which involves purchasing $40 billion each month of agency mortgage-backed securities on an open-end basis. In addition, the Fed said that Operation Twist would continue and that it will keep the federal funds rate on hold until at least mid-2015.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and

Chief Executive Officer

November 30, 2012

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

ClearBridge Tactical Dividend Income Fund 2012 Annual Report	1

Fund overview

Q. Were there any significant changes to the Fund during the reporting period?

A. Upon approval of the Fund’s Board of Trustees, effective January 17, 2012, the Fund’s name, investment objective, investment policies, investment strategies, benchmark and portfolio managers were changed. The Fund’s new primary investment objective is to generate high current income, with capital appreciation as a secondary objective. The Fund’s investment policies and strategies changes included eliminating its policy of investing at least 80% of its assets in equity securities of large-capitalization issuers. The benchmark against which the Fund measures its performance changed from the Russell 1000 Growth Indexi to the Dow Jones U.S. Select Dividend Indexii to more accurately reflect the Fund’s new investment strategies. ClearBridge Investments, LLC (prior to December 5, 2012, known as ClearBridge Advisors, LLC) continued as subadviser to the Fund but we, portfolio managers Mark McAllister, CFA, and Peter Vanderlee, CFA, assumed responsibility for the day-to-day management of the Fund. Following our assumption of management, we turned over the Fund’s entire portfolio in keeping with the Fund’s new objective, policies and strategy.

Following the initial reconstruction of the Fund’s portfolio in January, we selectively added new positions and eliminated holdings over the course of the period. Among the largest new positions we established, outside of the master limited partnerships (MLPs) and real estate investment trusts (REITs)iii categories, were those in Verizon Communications Inc. in the Telecommunications (“Telecom”) sector, Lockheed Martin Corp. in the Industrials sector, Merck & Co. Inc. in the Health Care sector, Microsoft Corp. in the Information Technology (“IT”) sector, Kimberly-Clark Corp. in the Consumer Staples sector and International Paper Co. in the Materials sector.

Q. What is the Fund’s investment strategy?

A. Effective January 17, 2012, the Fund’s primary objective is to generate high current income, with capital appreciation as a secondary objective. The Fund invests in a diversified portfolio of equity and equity-related securities, including common stocks, MLPs, REITs, securities convertible into stocks, and preferred stocks, or in other investments with similar economic characteristics. These securities provide investment income, dividend payments or other distributions.

We combine bottom-up stock selection with top-down thematic overlay to construct a diversified portfolio with the goal of generating high current income while retaining the potential for capital appreciation and income growth over time. We conduct fundamental research and analysis to identify companies that exhibit the ability to pay attractive dividends, have assets or earnings prospects that are either unrecognized or undervalued, and have attractive valuations or are expected to have positive changes in earnings prospects.

We look to invest in companies with sound or improving balance sheets, solid returns, and relatively predictable earnings and cash flow streams. We focus on valuation based on free cash flow generation and the ability to return cash to shareholders. We look to opportunistically utilize equity-related securities other than common stocks, such as convertible and preferred securities, to supplement yield and provide further diversification.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The reporting period began amid significant market volatility and weakness, stemming largely from uncertainty over the state of the European sovereign debt crisis

2	ClearBridge Tactical Dividend Income Fund 2012 Annual Report

Fund overview (cont’d)

and the failure of the U.S. Congressional “super committee” to produce a deficit reduction plan. However, the start of the new year saw stocks rise significantly, with both the Dow Jones Industrial Average (“DJIA”)iv and the S&P 500 Indexv making strong advances in the first quarter of 2012. The key catalysts for the rise were the European Central Bank (“ECB”) introduction of the Long-Term Refinancing Operations (“LTRO”) in December 2011, which alleviated much of the concern about a potential European bank liquidity crisis and financial contagion, and modest improvement seen in U.S. economic data.

As the period progressed, both the domestic economic recovery and the bull market for equities managed to continue despite weaker corporate earnings guidance and slowing economic growth in both the U.S. and China. Increasingly, stock market performance was correlated with central bank activity, as additional policy easing actions taken by the ECB and the Federal Reserve Board (“Fed”)vi sparked solid stock market gains. Over the summer and fall, uncertainty over the outcome of the U.S. Presidential election and fears of the “fiscal cliff” remained in the forefront, but were not enough to stop the market’s rise to multi-year highs through the end of the reporting period.

Q. How did we respond to these changing market conditions?

A. Since assuming day-to-day management of the Fund on January 17, 2012, (see response about significant changes, above) we have completely changed the portfolio, emphasizing what we believe are high-quality, income-producing equities. We particularly look for companies that we feel are leaders in their respective industries, have sound or improving balance sheets, generate ample free cash flow, have a strong dividend profile — including the ability to increase dividends over time — and whose stock prices are attractively valued. We have long believed that these kinds of opportunities are an attractive proposition from an investment perspective.

Upon taking over management of the Fund, we allocated a healthy portion of the portfolio toward energy MLPs, and continued to add to our holdings during the period, both by supplementing existing positions and initiating new investments. Some of the positions we established in this area include Energy Transfer Equity L.P., Linn Energy LLC and Enterprise Products Partners L.P., all in the Energy sector. The U.S. is undergoing a renaissance of hydrocarbon production (i.e., crude oil, natural gas and natural gas liquids) as a result of technological improvements in horizontal drilling and hydraulic fracturing (“fracking”). We believe that the energy MLPs are well positioned to capitalize on this growth opportunity by providing the necessary infrastructure to transport, process and store these hydrocarbons. We remain constructive on the long-term outlook for the energy MLP space, and we favor those midstream companies that derive the majority of their cash flows from long-term contracts that are fee-based, have little commodity price-sensitivity, and have visible growth dynamics in place.

At the same time, we also established a substantial position in the REIT sector, buying a mix of equity and mortgage REITs complemented by a few REIT preferred stocks. Among the securities we invested in were Liberty Property Trust, Senior Housing Properties Trust and American Capital Agency Corp., all in the Financials sector. We believe that REITs are in the earlier stages of a cyclical recovery and have very good prospects for cash flow and distribution growth. We favor those REITs that offer a combination of an attractive and stable or growing distribution yield along with a share price that is at or below net asset value per share.

ClearBridge Tactical Dividend Income Fund 2012 Annual Report	3

Performance review

For the twelve months ended October 31, 2012, Class A shares of ClearBridge Tactical Dividend Income Fund, excluding sales charges, returned 12.23%. The Fund’s new unmanaged benchmark, the Dow Jones U.S. Select Dividend Index, and its former unmanaged benchmark, the Russell 1000 Growth Index returned 15.54% and 13.02%, respectively, for the same period. Please note that the Fund underwent significant changes during this time frame, as detailed above, including a complete restructuring of its portfolio. The Lipper Equity Income Funds Category Average1 returned 13.18% over the same time frame.

Performance Snapshot as of October 31, 2012 (unaudited)
(excluding sales charges)	6 months	12 months
ClearBridge Tactical Dividend Income Fund:
Class A	4.94%	12.23%
Class C	4.48%	11.40%
Class I	5.02%	12.53%
Dow Jones U.S. Select Dividend Index	4.14%	15.54%
Russell 1000 Growth Index	-0.98%	13.02%
Lipper Equity Income Funds Category Average[1]	2.45%	13.18%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Prior to January 17, 2012, the Fund followed different investment objectives and investment strategies under the name Legg Mason ClearBridge Diversified Large Cap Growth Fund.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated February 29, 2012, the gross total annual operating expense ratios for Class A, Class C, and Class I shares were 1.54%, 2.36% and 1.43%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.25% for Class A shares, 2.00% for Class C shares and 1.00% for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 331 funds for the six-month period and among the 303 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

4	ClearBridge Tactical Dividend Income Fund 2012 Annual Report

Fund overview (cont’d)

Q. What were the leading contributors to performance?

A. For the reporting period, on an absolute basis the Fund had positive returns in nine out of ten sectors, with the greatest contributions to returns coming from the Financials, Energy and Industrials sectors. Relative to the Dow Jones U.S. Select Dividend Index, overall stock selection contributed to performance, particularly in the Financials, Industrials, Energy and Consumer Staples sectors. In terms of sector allocation, overweights to the Health Care and Telecom sectors helped relative performance, as did an underweight to the Utilities sector.

In terms of individual Fund holdings, leading contributors to performance for the period included positions in Cintas Corp. in the Industrials sector, American Capital Agency Corp., Medley Capital Corp. and BlackRock Inc., all in the Financials sector, as well as Equinix Inc. in the IT sector. Cintas, BlackRock and Equinix were positions established under the Fund’s previous investment strategy and were closed after we assumed responsibility for the Fund.

Q. What were the leading detractors from performance?

A. For the reporting period, the Fund had negative returns in the Consumer Discretionary sector and the IT sector detracted from returns (even though its average return for the period was positive). Relative to the Dow Jones U.S. Select Dividend Index, overall sector allocation negatively affected performance, in particular, overweights to the IT, Financials and Energy sectors and an underweight to the Materials sector. The Fund’s cash position also detracted from relative performance for the period.

In terms of individual Fund holdings, leading detractors from performance for the period included positions in Rovi Corp., SINA Corp. and Citrix Systems Inc., all in the IT sector, as well as Amazon.com Inc. in the Consumer Discretionary sector and Windstream Corp. in the Telecom sector. Among these holdings, Windstream is the only position we established, while Rovi, Sina, Citrix and Amazon were positions established under the Fund’s previous investment strategy and were closed after we assumed responsibility for the Fund’s day-to-day management.

Thank you for your investment in ClearBridge Tactical Dividend Income Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Mark McAllister, CFA

Portfolio Manager,

ClearBridge Investments, LLC

Peter Vanderlee, CFA

Portfolio Manager,

ClearBridge Investments, LLC

November 21, 2012

RISKS: Stock prices are subject to market fluctuations. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are heightened in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The Fund may invest in REITs, which are closely linked to the performance of the real estate markets. REITs are subject to illiquidity, credit and interest

ClearBridge Tactical Dividend Income Fund 2012 Annual Report	5

rate risks, as well as risks associated with small- and mid-cap investments. Investments in MLPs include the risks of declines in energy and commodity prices, decreases in energy demand, adverse weather conditions, natural or other disasters, changes in government regulation, and changes in tax laws, and other risks of the MLP and energy sector. The Fund may engage in short selling, which is a speculative strategy that involves special risks. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. Dividends fluctuate and are subject to change. Dividends represent past performance and there is no guarantee they will continue to be paid. Diversification does not guarantee a profit or protect against a loss. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of October 31, 2012 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of October 31, 2012 were: NextEra Energy Inc. (3.1%), Energy Transfer Equity LP (2.9%), PPL Corp. (2.6%), Linn Energy LLC (2.4%), International Paper Co. (2.4%), Vodafone Group PLC, ADR (2.4%), Och-Ziff Capital Management Group LLC (2.3%), TAL International Group Inc. (2.3%), United Technologies Corp. (2.2%) and Medley Capital Corp. (2.1%). Please refer to pages 10 through 14 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2012 were: Financials (24.1%), Telecommunication Services (8.7%), Industrials (8.0%), Utilities (7.5%) and Health Care (6.9%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.) The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

ii

The Dow Jones U.S. Select Dividend Index consists of 100 of the highest dividend-yielding securities (excluding REITs in the Dow Jones U.S. Index, a broad-based index representative of the total market for the United States equity securities.

iii	Real estate investment trusts (“REITs”) invest in real estate or loans secured by real estate and issue shares in such investments, which can be illiquid.

iv

The Dow Jones Industrial Average (“DJIA”) is a widely followed measurement of the stock market. The average is comprised of thirty stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies.

[v]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vi

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

6	ClearBridge Tactical Dividend Income Fund 2012 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2012 and October 31, 2011. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

ClearBridge Tactical Dividend Income Fund 2012 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2012 and held for the six months ended October 31, 2012.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period [3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period [3]
Class A	4.94%	$1,000.00	$1,049.40	1.25%	$6.44	Class A	5.00%	$1,000.00	$1,018.85	1.25%	$6.34
Class C	4.48	1,000.00	1,044.80	2.00	10.28	Class C	5.00	1,000.00	1,015.08	2.00	10.13
Class I	5.02	1,000.00	1,050.20	1.00	5.15	Class I	5.00	1,000.00	1,020.11	1.00	5.08

[1]	For the six months ended October 31, 2012.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

8	ClearBridge Tactical Dividend Income Fund 2012 Annual Report

Fund performance (unaudited)

Average annual total returns[1]
Without sales charges	Class A	Class C	Class I
Twelve Months Ended 10/31/2012	12.23%	11.40%	12.53%
Five Years Ended 10/31/2012	-1.59	-2.36	N/A
Ten Years Ended 10/31/2012	3.59	2.80	N/A
Inception* through 10/31/2012	6.53	-2.34	0.61

With sales charges[2]	Class A	Class C	Class I
Twelve Months Ended 10/31/2012	5.76%	10.40%	12.53%
Five Years Ended 10/31/2012	-2.75	-2.36	N/A
Ten Years Ended 10/31/2012	2.98	2.80	N/A
Inception* through 10/31/2012	6.24	-2.34	0.61

Cumulative total returns[1]
Without sales charges
Class A (10/31/02 through 10/31/12)	42.26%
Class C (10/31/02 through 10/31/12)	31.81
Class I (Inception date of 5/16/08 through 10/31/12)	2.74

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect deduction of all applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year of purchase payment.

*	Inception dates for Class A, C and I shares are October 19, 1990, September 22, 2000 and May 16, 2008, respectively.

ClearBridge Tactical Dividend Income Fund 2012 Annual Report	9

Historical performance

Value of $10,000 invested in

Class A and C Shares of ClearBridge Tactical Dividend Income Fund vs. Russell 1000 Growth Index and Dow Jones U.S. Select Dividend Index† — October 2002 - October 2012

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A and C shares of ClearBridge Tactical Dividend Income Fund on October 31, 2002, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares, and the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2012. The hypothetical illustration also assumes a $10,000 investment in the Russell 1000 Growth Index and Dow Jones U.S. Select Dividend Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Dow Jones U.S. Select Dividend Index consists of 100 of the highest dividend-yielding securities (excluding REITs in the Dow Jones U.S. Index, a broad-based index representative of the total market for the United States equity securities. These indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other class may be greater or less than the Class A and C shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

Prior to January 17, 2012, the Fund followed different investment objectives and investment strategies under the name Legg Mason ClearBridge Diversified Large Cap Growth Fund. Effective January 17, 2012, the Fund changed the benchmark against which it measures its performance from the Russell 1000 Growth Index to the Dow Jones U.S. Select Dividend Index, since it more accurately reflects the new investment strategies of the Fund.

10	ClearBridge Tactical Dividend Income Fund 2012 Annual Report

Schedule of investments

October 31, 2012

ClearBridge Tactical Dividend Income Fund

Security	Shares	Value
Common Stocks — 58.4%
Consumer Staples — 3.8%
Food Products — 1.4%
H.J. Heinz Co.	37,000	$2,127,870
Household Products — 2.4%
Kimberly-Clark Corp.	31,000	2,586,950
Procter & Gamble Co.	14,000	969,360
Total Household Products		3,556,310
Total Consumer Staples		5,684,180
Energy — 2.0%
Energy Equipment & Services — 2.0%
Diamond Offshore Drilling Inc.	21,200	1,467,888
Seadrill Partners LLC	64,000	1,539,200	*
Total Energy		3,007,088
Financials — 17.3%
Capital Markets — 2.1%
Medley Capital Corp.	221,000	3,182,400
Insurance — 1.2%
MetLife Inc.	52,000	1,845,480
Real Estate Investment Trusts (REITs) — 14.0%
American Capital Agency Corp.	94,000	3,103,880
Annaly Capital Management Inc.	192,000	3,098,880
Apartment Investment and Management Co., Class A Shares	24,800	661,912
Campus Crest Communities Inc.	65,000	720,850
DCT Industrial Trust Inc.	75,700	488,265
Entertainment Properties Trust	14,000	622,300
Excel Trust Inc.	58,000	713,400
First Potomac Realty Trust	21,960	261,543
Hatteras Financial Corp.	51,000	1,390,770
Highwoods Properties Inc.	26,200	844,950
Hospitality Properties Trust	59,000	1,364,080
Inland Real Estate Corp.	102,300	835,791
Liberty Property Trust	12,400	435,488
Mack-Cali Realty Corp.	15,200	395,048
OMEGA Healthcare Investors Inc.	40,500	929,070
Ramco-Gershenson Properties Trust	39,800	515,808
Retail Properties of America Inc., Class A Shares	12,500	153,000
Senior Housing Properties Trust	50,000	1,099,000
Spirit Realty Capital Inc.	40,000	653,600	*

See Notes to Financial Statements.

ClearBridge Tactical Dividend Income Fund 2012 Annual Report	11

ClearBridge Tactical Dividend Income Fund

Security	Shares	Value
Real Estate Investment Trusts (REITs) — continued
Starwood Property Trust Inc.	49,400	$1,132,248
Urstadt Biddle Properties, Class A Shares	22,000	416,680
Westfield Group	93,900	1,039,061
Total Real Estate Investment Trusts (REITs)		20,875,624
Total Financials		25,903,504
Health Care — 6.9%
Pharmaceuticals — 6.9%
Bristol-Myers Squibb Co.	78,000	2,593,500
GlaxoSmithKline PLC, ADR	67,000	3,008,300
Johnson & Johnson	18,000	1,274,760
Merck & Co. Inc.	45,000	2,053,350
Pfizer Inc.	55,000	1,367,850
Total Health Care		10,297,760
Industrials — 5.8%
Aerospace & Defense — 1.9%
Lockheed Martin Corp.	30,000	2,810,100
Machinery — 1.6%
Eaton Corp.	53,000	2,502,660
Trading Companies & Distributors — 2.3%
TAL International Group Inc.	100,000	3,414,000
Total Industrials		8,726,760
Information Technology — 6.6%
Computers & Peripherals — 1.8%
Seagate Technology PLC	98,000	2,677,360
IT Services — 0.8%
Paychex Inc.	39,200	1,271,256
Semiconductors & Semiconductor Equipment — 2.0%
Intel Corp.	66,970	1,448,226
Microchip Technology Inc.	49,000	1,536,150
Total Semiconductors & Semiconductor Equipment		2,984,376
Software — 2.0%
Microsoft Corp.	105,000	2,996,175
Total Information Technology		9,929,167
Materials — 2.4%
Paper & Forest Products — 2.4%
International Paper Co.	101,000	3,618,830

See Notes to Financial Statements.

12	ClearBridge Tactical Dividend Income Fund 2012 Annual Report

Schedule of investments (cont’d)

October 31, 2012

ClearBridge Tactical Dividend Income Fund

Security		Shares	Value
Telecommunication Services — 8.7%
Diversified Telecommunication Services — 6.3%
AT&T Inc.		63,000	$2,179,170
CenturyLink Inc.		52,000	1,995,760
Verizon Communications Inc.		59,000	2,633,760
Windstream Corp.		273,000	2,604,420
Total Diversified Telecommunication Services			9,413,110
Wireless Telecommunication Services — 2.4%
Vodafone Group PLC, ADR		132,000	3,593,040
Total Telecommunication Services			13,006,150
Utilities — 4.9%
Electric Utilities — 4.2%
Great Plains Energy Inc.		70,000	1,570,800
NextEra Energy Inc.		90,000	4,680,900	*
Total Electric Utilities			6,251,700
Multi-Utilities — 0.7%
Integrys Energy Group Inc.		12,000	648,480
National Grid PLC		41,800	476,568
Total Multi-Utilities			1,125,048
Total Utilities			7,376,748
Total Common Stocks (Cost — $84,657,802)			87,550,187

	Rate
Preferred Stocks — 4.2%
Financials — 2.0%
Real Estate Investment Trusts (REITs) — 2.0%
Ashford Hospitality Trust, Series E	9.000%	27,480	745,807
Glimcher Realty Trust, Series H	7.500%	29,000	748,780
LaSalle Hotel Properties, Series H	7.500%	4,015	104,510
Pebblebrook Hotel Trust, Series A	7.875%	16,400	431,648
Sunstone Hotel Investors Inc., Cumulative Redeemable, Series A	8.000%	364	9,214
Urstadt Biddle Properties Inc., Series F	7.125%	37,500	967,500	*
Total Financials			3,007,459
Industrials — 2.2%
Industrial Conglomerates — 2.2%
United Technologies Corp.	7.500%	61,000	3,317,180
Total Preferred Stocks (Cost — $6,213,646)			6,324,639
Convertible Preferred Stocks — 4.3%
Financials — 1.7%
Insurance — 1.4%
MetLife Inc.	5.000%	44,900	2,087,401

See Notes to Financial Statements.

ClearBridge Tactical Dividend Income Fund 2012 Annual Report	13

ClearBridge Tactical Dividend Income Fund

Security	Rate	Shares	Value
Real Estate Investment Trusts (REITs) — 0.3%
Health Care REIT Inc.	6.500%	7,800	$439,140
Total Financials			2,526,541
Utilities — 2.6%
Electric Utilities — 2.6%
PPL Corp.	9.500%	71,000	3,857,430
Total Convertible Preferred Stocks (Cost — $6,253,985)			6,383,971

		Shares/ Units
Master Limited Partnerships — 24.8%
Diversified Energy Infrastructure — 5.8%
Energy Transfer Equity LP		97,500	4,290,975
Enterprise Products Partners LP		39,100	2,060,961
Genesis Energy LP		50,960	1,642,441
Williams Partners LP		14,000	741,720
Total Diversified Energy Infrastructure			8,736,097
Exploration & Production — 3.8%
Eagle Rock Energy Partners LP		201,000	2,054,220
Linn Energy LLC		86,000	3,622,320
Total Exploration & Production			5,676,540
Financials — 2.3%
Och-Ziff Capital Management Group LLC		347,000	3,473,470
Gathering/Processing — 6.1%
Access Midstream Partners LP		23,000	809,370
Copano Energy LLC		43,000	1,311,500
DCP Midstream Partners LP		33,755	1,504,123
EQT Midstream Partners LP		38,700	1,205,505	*
MarkWest Energy Partners LP		30,000	1,626,900
PVR Partners LP		20,020	506,105
Summit Midstream Partners LP		66,000	1,333,200	*
Western Gas Partners LP		18,000	917,640
Total Gathering/Processing			9,214,343
Liquids Transportation & Storage — 5.7%
Enbridge Energy Partners LP		46,000	1,380,000
Lehigh Gas Partners LP		50,000	1,042,000	*
Magellan Midstream Partners LP		18,600	807,798
MPLX LP		48,800	1,329,800	*
NuStar GP Holdings LLC		18,900	550,935
Plains All American Pipeline LP		16,800	762,384

See Notes to Financial Statements.

14	ClearBridge Tactical Dividend Income Fund 2012 Annual Report

Schedule of investments (cont’d)

October 31, 2012

ClearBridge Tactical Dividend Income Fund

Security	Rate		Shares/ Units	Value
Liquids Transportation & Storage — continued
Sunoco Logistics Partners LP			7,670	$375,907
Susser Petroleum Partners LP			59,000	1,450,220	*
Tesoro Logistics LP			18,900	835,191
Total Liquids Transportation & Storage				8,534,235
Natural Gas Transportation & Storage — 0.2%
Boardwalk Pipeline Partners LP			8,598	229,309
Shipping — 0.9%
Golar LNG Partners LP			44,000	1,331,440
Total Master Limited Partnerships (Cost — $33,281,616)				37,195,434

	Rate	Maturity Date	Face Amount
Corporate Bond & Notes — 0.8%
Financials — 0.8%
Capital Markets — 0.8%
Charles Schwab Corp., Notes (Cost — $1,000,000)	7.000%	2/1/22	$1,000,000	1,148,930	(a)(b)
Total Investments before Short-Term Investments (Cost — $131,407,049)				138,603,161
Short-Term Investments — 6.2%
Repurchase Agreements — 6.2%
Interest in $552,780,000 joint tri-party repurchase agreement dated 10/31/12 with Deutsche Bank Securities Inc.; Proceeds at maturity — $9,314,083; (Fully collateralized by various U.S. government agency obligations, 0.000% to 6.250% due 11/23/12 to 11/2/40; Market value — $9,500,284) (Cost — $9,314,000)	0.320%	11/1/12	9,314,000	9,314,000
Total Investments — 98.7% (Cost — $140,721,049#)				147,917,161
Other Assets in Excess of Liabilities — 1.3%				1,920,820
Total Net Assets — 100.0%				$149,837,981

*	Non-income producing security.

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(b)	Security has no maturity date. The date shown represents the next call date.

#	Aggregate cost for federal income tax purposes is $140,874,523.

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
REIT	— Real Estate Investment Trust

See Notes to Financial Statements.

ClearBridge Tactical Dividend Income Fund 2012 Annual Report	15

Statement of assets and liabilities

October 31, 2012

Assets:
Investments, at value (Cost — $140,721,049)	$147,917,161
Receivable for Fund shares sold	2,181,878
Dividends and interest receivable	443,107
Prepaid expenses	37,809
Total Assets	150,579,955

Liabilities:
Payable for securities purchased	417,487
Investment management fee payable	75,269
Payable for Fund shares repurchased	41,725
Service and/or distribution fees payable	37,274
Due to custodian	1,151
Accrued expenses	169,068
Total Liabilities	741,974
Total Net Assets	$149,837,981

Net Assets:
Par value (Note 7)	$95
Paid-in capital in excess of par value	175,396,952
Overdistributed net investment income	(232,971)
Accumulated net realized loss on investments and foreign currency transactions	(32,522,207)
Net unrealized appreciation on investments	7,196,112
Total Net Assets	$149,837,981

Shares Outstanding:
Class A	6,451,652
Class C	1,494,535
Class I	1,594,669

Net Asset Value:
Class A (and redemption price)	$15.78
Class C*	$15.23
Class I (and redemption price)	$15.86
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$16.74

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

16	ClearBridge Tactical Dividend Income Fund 2012 Annual Report

Statement of operations

For the Year Ended October 31, 2012

Investment Income:
Dividends and distributions	$4,730,334
Return of capital (Note 1(g))	(1,108,631)
Net Dividends and Distributions	3,621,703
Interest	79,088
Less: Foreign taxes withheld	(26,204)
Total Investment Income	3,674,587

Expenses:
Investment management fee (Note 2)	687,057
Service and/or distribution fees (Notes 2 and 5)	249,107
Legal fees	158,107
Transfer agent fees (Note 5)	109,810
Audit and tax	67,562
Shareholder reports	40,495
Registration fees	35,007
Fund accounting fees	7,714
Trustees’ fees	6,637
Custody fees	3,151
Insurance	2,958
Miscellaneous expenses	4,245
Total Expenses	1,371,850
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(206,691)
Net Expenses	1,165,159
Net Investment Income	2,509,428

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions	2,941,216
Foreign currency transactions	(1,918)
Net Realized Gain	2,939,298
Change in Net Unrealized Appreciation (Depreciation) from Investments	4,669,912
Net Gain on Investments and Foreign Currency Transactions	7,609,210
Increase in Net Assets from Operations	$10,118,638

See Notes to Financial Statements.

ClearBridge Tactical Dividend Income Fund 2012 Annual Report	17

Statements of changes in net assets

For the Years Ended October 31,	2012	2011

Operations:
Net investment income (loss)	$2,509,428	$(316,580)
Net realized gain	2,939,298	1,463,996
Change in net unrealized appreciation (depreciation)	4,669,912	1,813,186
Increase in Net Assets From Operations	10,118,638	2,960,602

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(3,359,021)	(89,456)
Decrease in Net Assets From Distributions to Shareholders	(3,359,021)	(89,456)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	67,548,826	1,506,170
Reinvestment of distributions	3,260,902	87,709
Cost of shares repurchased	(11,911,006)	(12,135,792)
Increase (Decrease) in Net Assets From Fund Share Transactions	58,898,722	(10,541,913)
Increase (Decrease) in Net Assets	65,658,339	(7,670,767)

Net Assets:
Beginning of year	84,179,642	91,850,409
End of year*	$149,837,981	$84,179,642
* Includes overdistributed net investment income of:	$(232,971)	$(34,873)

See Notes to Financial Statements.

18	ClearBridge Tactical Dividend Income Fund 2012 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class A Shares[1]	2012	2011	2010	2009	2008

Net asset value, beginning of year	$14.56	$14.18	$12.75	$11.02	$17.76

Income (loss) from operations:
Net investment income (loss)	0.42	(0.05)	(0.01)	0.01	(0.02)
Net realized and unrealized gain (loss)	1.34	0.44	1.42	1.72	(6.70)
Proceeds from settlement of a regulatory matter	—	—	0.03	—	—
Total income (loss) from operations	1.76	0.39	1.44	1.73	(6.72)

Less distributions from:
Net investment income	(0.54)	(0.01)	(0.01)	—	(0.02)
Total distributions	(0.54)	(0.01)	(0.01)	—	(0.02)

Net asset value, end of year	$15.78	$14.56	$14.18	$12.75	$11.02
Total return[2]	12.23%	2.76%	11.33%[3,4]	15.70%	(37.87)%

Net assets, end of year (000s)	$101,784	$83,693	$90,360	$89,299	$86,093

Ratios to average net assets:
Gross expenses	1.48%	1.55%[5]	1.34%	1.28%	1.23%
Net expenses[6,7,8]	1.25	1.32 [5]	1.23	1.05	1.05
Net investment income (loss)	2.78	(0.34)	(0.10)	0.11	(0.12)

Portfolio turnover rate	125%	29%	84%	34%	39%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 11.09%. Class A received $171,552 related to this distribution.

[4]	The total return includes gains from settlement of investment litigations. Without these gains, the total return would have been 10.86%.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.49% and 1.25% for the year ended October 31, 2011.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent. Prior to December 1, 2009, the voluntary expense limitation was 1.05%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

ClearBridge Tactical Dividend Income Fund 2012 Annual Report	19

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class C Shares[1]	2012	2011	2010	2009	2008

Net asset value, beginning of year	$14.15	$13.88	$12.57	$10.95	$17.76

Income (loss) from operations:
Net investment income (loss)	0.30	(0.16)	(0.11)	(0.07)	(0.13)
Net realized and unrealized gain (loss)	1.29	0.43	1.41	1.69	(6.68)
Proceeds from settlement of a regulatory matter	—	—	0.01	—	—
Total income (loss) from operations	1.59	0.27	1.31	1.62	(6.81)

Less distributions from:
Net investment income	(0.51)	—	—	—	—
Total distributions	(0.51)	—	—	—	—

Net asset value, end of year	$15.23	$14.15	$13.88	$12.57	$10.95
Total return[2]	11.40%	1.95%	10.42%[3,4]	14.79%	(38.34)%

Net assets, end of year (000s)	$22,763	$328	$470	$537	$376

Ratios to average net assets:
Gross expenses	2.19%	2.39%[5]	2.33%	2.30%	2.36%
Net expenses[6,7,8]	2.00	2.07 [5]	1.98	1.80	1.80
Net investment income (loss)	2.02	(1.09)	(0.86)	(0.65)	(0.86)

Portfolio turnover rate	125%	29%	84%	34%	39%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 10.34%. Class C received $597 related to this distribution.

[4]	The total return includes gains from settlement of investment litigations. Without these gains, the total return would have been 9.86%.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 2.31% and 2.00% for the year ended October 31, 2011.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent. Prior to December 1, 2009, the voluntary expense limitation was 1.80%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

20	ClearBridge Tactical Dividend Income Fund 2012 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class I Shares[1]	2012	2011	2010	2009	2008[2]

Net asset value, beginning of year	$14.63	$14.21	$12.80	$11.04	$16.08

Income (loss) from operations:
Net investment income (loss)	0.40	(0.02)	0.02	0.04	0.02
Net realized and unrealized gain (loss)	1.41	0.44	1.44	1.72	(5.06)
Total income (loss) from operations	1.81	0.42	1.46	1.76	(5.04)

Less distributions from:
Net investment income	(0.58)	—	(0.05)	—	—
Total distributions	(0.58)	—	(0.05)	—	—

Net asset value, end of year	$15.86	$14.63	$14.21	$12.80	$11.04
Total return[3]	12.53%	2.96%	11.41%[4]	15.94%	(31.34)%

Net assets, end of year (000s)	$25,291	$159	$379	$225	$140

Ratios to average net assets:
Gross expenses	1.19%	1.45%[5]	1.32%	1.31%	0.93%[6]
Net expenses[7,8,9]	1.00	1.07 [5]	0.99	0.80	0.80 [6]
Net investment income (loss)	2.65	(0.10)	0.15	0.35	0.25 [6]

Portfolio turnover rate	125%	29%	84%	34%	39%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period May 16, 2008 (inception date) to October 31, 2008.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	The total return includes gains from settlement of investment litigations. Without these gains, the total return would have been 11.01%.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.38% and 1.00%, respectively.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent. Prior to December 1, 2009, the voluntary expense limitation was 0.80%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

ClearBridge Tactical Dividend Income Fund 2012 Annual Report	21

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason ClearBridge Tactical Dividend Income Fund (effective January 1, 2013 the Fund will be known as ClearBridge Tactical Dividend Income Fund. Prior to January 17, 2012 the Fund was known as Legg Mason ClearBridge Diversified Large Cap Growth Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pur-

22	ClearBridge Tactical Dividend Income Fund 2012 Annual Report

Notes to financial statements (cont’d)

suant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

ClearBridge Tactical Dividend Income Fund 2012 Annual Report	23

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks	$87,550,187	—	—	$87,550,187
Preferred stocks	6,324,639	—	—	6,324,639
Convertible preferred stocks	6,383,971	—	—	6,383,971
Master limited partnerships	37,195,434	—	—	37,195,434
Corporate bonds & notes	—	$1,148,930	—	1,148,930
Total long-term investments	$137,454,231	$1,148,930	—	$138,603,161
Short-term investments†	—	9,314,000	—	9,314,000
Total investments	$137,454,231	$10,462,930	—	$147,917,161

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

24	ClearBridge Tactical Dividend Income Fund 2012 Annual Report

Notes to financial statements (cont’d)

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Master limited partnerships. The Fund may invest up to 25% of its total net assets in the securities of Master Limited Partnerships (“MLPs”) whose primary business is in the oil and gas, natural resources or commodities industries. Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

(e) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

ClearBridge Tactical Dividend Income Fund 2012 Annual Report	25

(f) Partnership accounting policy. The Fund records its pro rata share of the income (loss) and capital gains (losses), to the extent of distributions it has received, allocated from the underlying partnerships and accordingly adjusts the cost basis of the underlying partnerships for return of capital. These amounts are included in the Fund’s Statement of Operations.

(g) Return of capital estimates. Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital and the Fund’s investments in REITs generally are comprised of income, realized capital gains and return of capital. The Fund records investment income, realized capital gains and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP or REIT and other industry sources. These estimates may subsequently be revised based on information received from the MLPs and REITs after their tax reporting periods are concluded. For the year ended October 31, 2012, the Fund estimated that approximately 23.01% of the distributions received would be treated as a return of capital.

(h) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(i) Distributions to shareholders. Distributions are declared and paid on a quarterly basis to shareholders of the Fund and are recorded on ex-dividend date. The Fund intends to distribute all of its net investment income earned each quarter and any cash received during the quarter from its investments in MLPs and REITs. The Fund intends to distribute the cash received from MLPs and REITs even if all or a portion of that cash may represent a return of capital to the Fund. The Fund may distribute additional amounts if required under the income tax regulations. Distributions of net realized gains, if any, are declared at least annually. The character of distributions made to shareholders during the period may differ from their ultimate characterization for federal income tax purposes.

(j) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(k) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

26	ClearBridge Tactical Dividend Income Fund 2012 Annual Report

Notes to financial statements (cont’d)

(l) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

The Fund may invest in up to 25% of its total assets in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP’s taxable income in computing its own taxable income. The distributions paid by the MLPs generally do not constitute income for tax purposes. Each MLP may allocate losses to the Fund which are generally not deductible in computing the Fund’s taxable income until such time as that particular MLP either generates income to offset those losses or the Fund disposes of units in that MLP. This may result in the Fund’s taxable income being substantially different than its book income in any given year. As a result, the Fund may have insufficient taxable income to support its distributions paid resulting in a return of capital to shareholders. A return of capital distribution is generally not treated as taxable income to shareholders and instead reduces a shareholder’s basis in their shares of the Fund.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2012, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(m) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$653,413	$2,162,543	$(2,815,956)
(b)	(1,918)	1,918	—

(a)	Reclassifications are primarily due to the expiration of a capital loss carryfoward and a taxable overdistribution.

(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (formerly ClearBridge Advisors, LLC) (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the Fund’s cash and short-term instruments. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

ClearBridge Tactical Dividend Income Fund 2012 Annual Report	27

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.750%
Next $1 billion	0.725
Next $3 billion	0.700
Next $5 billion	0.675
Over $10 billion	0.650

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments, which is provided by Western Asset. For its services, LMPFA pays ClearBridge and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C and Class I shares did not exceed 1.25%, 2.00% and 1.00%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

During the year ended October 31, 2012, fees waived and/or expenses reimbursed amounted to $206,691.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment (or within 12 months for shares purchased prior to August 1, 2012). This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2012, LMIS and its affiliates received sales charges of $70,554 on sales of the Fund’s Class A shares. In addition, for the year ended October 31, 2012, CDSCs paid to LMIS and its affiliates were $185 for Class C shares.

28	ClearBridge Tactical Dividend Income Fund 2012 Annual Report

Notes to financial statements (cont’d)

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended October 31, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$159,662,784
Sales	110,650,329

At October 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$8,905,526
Gross unrealized depreciation	(1,862,888)
Net unrealized appreciation	$7,042,638

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended October 31, 2012, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A and Class C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C shares calculated at an annual rate of 0.75% of the average net assets of the class. Service and distribution fees are accrued daily and paid monthly.

For the year ended October 31, 2012, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$210,037	$103,368
Class C	39,070	3,524
Class I	—	2,918
Total	$249,107	$109,810

For the year ended October 31, 2012, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$192,168
Class C	7,509
Class I	7,014
Total	$206,691

ClearBridge Tactical Dividend Income Fund 2012 Annual Report	29

6. Distributions to shareholders by class

	Year Ended October 31, 2012	Year Ended October 31, 2011
Net Investment Income:
Class A	$3,001,466	$76,093
Class B*	—	13,363
Class C	195,416	—
Class I	162,139	—
Total	$3,359,021	$89,456

*	On June 21, 2011, Class B shares converted to Class A shares.

7. Shares of beneficial interest

At October 31, 2012, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended October 31, 2012		Year Ended October 31, 2011
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,242,973	$19,482,651	90,080	$1,333,014
Shares issued on reinvestment	192,672	2,948,748	4,994	75,402
Shares repurchased	(733,033)	(10,894,532)	(718,491)	(10,897,355)
Net increase (decrease)	702,612	$11,536,867	(623,417)	$(9,488,939)

Class B*
Shares sold	—	—	558	$8,030
Shares issued on reinvestment	—	—	870	12,307
Shares repurchased	—	—	(48,698)	(697,466)
Net decrease	—	—	(47,270)	$(677,129)

Class C
Shares sold	1,488,415	$22,533,119	10,326	$151,400
Shares issued on reinvestment	11,759	178,095	—	—
Shares repurchased	(28,788)	(424,881)	(21,088)	(291,811)
Net increase (decrease)	1,471,386	$22,286,333	(10,762)	$(140,411)

Class I
Shares sold	1,614,161	$25,533,056	871	$13,726
Shares issued on reinvestment	8,506	134,059	—	—
Shares repurchased	(38,876)	(591,593)	(16,641)	(249,160)
Net increase (decrease)	1,583,791	$25,075,522	(15,770)	$(235,434)

*	On June 21, 2011, Class B shares converted to Class A shares.

30	ClearBridge Tactical Dividend Income Fund 2012 Annual Report

Notes to financial statements (cont’d)

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2012	2011
Distributions Paid From:
Ordinary income	$3,359,021	$89,456

As of October 31, 2012, the components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward*	$(32,518,288)
Other book/tax temporary differences(a)	(83,416)
Unrealized appreciation (depreciation)(b)	7,042,638
Total accumulated earnings (losses) — net	$(25,559,066)

*	During the taxable year ended October 31, 2012, the Fund utilized $ 2,890,778 of its capital loss carryforward available from prior years. As of October 31, 2012, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
10/31/2013	$(7,162,775)
10/31/2016	(12,236,288)
10/31/2017	(13,119,225)
$(32,518,288)

These amounts will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily due to book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

ClearBridge Tactical Dividend Income Fund 2012 Annual Report	31

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities of Legg Mason ClearBridge Tactical Dividend Income Fund (formerly Legg Mason ClearBridge Diversified Large Cap Growth Fund), a series of Legg Mason Partners Equity Trust, including the schedule of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position Legg Mason ClearBridge Tactical Dividend Income Fund as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 18, 2012

32	ClearBridge Tactical Dividend Income Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge Tactical Dividend Income Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, 49th Floor, New York, New York 10018. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None
Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None
Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

ClearBridge Tactical Dividend Income Fund	33

Independent Trustees cont’d
Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International Inc. (business development) (since 1998)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None
Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None
Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (since 1963)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

34	ClearBridge Tactical Dividend Income Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (52 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010); formerly, Director, Atlantic Stewardship Bank (2004 to 2005); formerly, Director, Barclays International Funds Group Ltd. and affiliated companies (1983 to 2003)
Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, The Saint Louis Brewery, Inc. (brewery) (since 1989); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (1984 to 2009)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)
Jerry A. Viscione
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

ClearBridge Tactical Dividend Income Fund	35

Interested Trustee and Officer:
R. Jay Gerken[3]
Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 157 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) (formerly a registered investment adviser) (since 2002)
Number of funds in fund complex overseen by Trustee	157
Other board memberships held by Trustee during past five years	None
Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)
Vanessa A. Williams Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

36	ClearBridge Tactical Dividend Income Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM (since 2002)
Richard F. Sennett Legg Mason 100 International Drive, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

ClearBridge Tactical Dividend Income Fund	37

Additional Officers cont’d
Albert Laskaj Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1977
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2008); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

38	ClearBridge Tactical Dividend Income Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2012:

Record date:	3/29/2012	6/28/2012	9/27/2012
Payable date:	3/30/2012	6/29/2012	9/28/2012
Ordinary income:
Qualified dividend income for individuals	61.11%	61.11%	61.11%
Dividends qualifying for the dividends
received deduction for corporations	52.65%	52.65%	52.65%

Please retain this information for your records.

ClearBridge

Tactical Dividend Income Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

R. Jay Gerken

Chairman

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

ClearBridge Tactical Dividend Income Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

ClearBridge Tactical Dividend Income Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of shareholders of the ClearBridge Tactical Dividend Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2012 Legg Mason Investors Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD02662 12/12 SR12-1813

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2011 and October 31, 2012 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $325,225 in 2011 and $1,215,710 in 2012.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $8,000 in 2011 and $11,000 in 2012. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Equity Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $60,550 in 2011 and $65,500 in 2012. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) and (c) of this Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2011 and 2012; Tax Fees were 100% and 100% for 2011 and 2012; and Other Fees were 100% and 100% for 2011 and 2012.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2012.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	December 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	December 27, 2012

By:	/S/ RICHARD F. SENNETT
(Richard F. Sennett)
Principal Financial Officer of
Legg Mason Partners Equity Trust

Date:	December 27, 2012